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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) January 8, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                      0-16014                   23-2417713
 (State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)



            One North Main Street - Coudersport, PA        16915-1141
            (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 5. Other Events and Regulation FD Disclosure

(a) In a press release dated January 9, 2002, Adelphia Communications Corporation announced the final distribution ratio for its stock dividend of all of the shares of common stock of Adelphia Business Solutions, Inc. (Nasdaq:
ABIZ)("ABIZ") owned by Adelphia to effectuate its previously announced intent to spin-off the common stock of ABIZ owned by it. The distribution ratio is
0.498096194. Accordingly, each holder of Adelphia Class A common stock of record as of 5:00 p.m. Eastern time on January 8, 2002 will receive 0.498096194 of a share of ABIZ Class A common stock per share of Adelphia Class A common stock. Each holder of Adelphia Class B common stock of record as of 5:00 p.m. Eastern time on January 8, 2002 will receive 0.498096194 of a share of ABIZ Class B common stock per share of Adelphia Class B common stock. The payment date for the distribution will be January 11, 2002. A copy of the press release dated January 9, 2002 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.01.

(b) Adelphia is mailing an information statement relating to the ABIZ spin-off to Adelphia common stockholders of record as of 5:00 p.m. on January 8, 2002, the record date for the distribution of ABIZ common stock. A copy of the information statement is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.02.


Item 7. Financial Statements and Exhibits

Exhibit No.                  Description
-----------                  -----------

99.01             Press Release dated January 9, 2002 (Filed Herewith).

99.02             Information Statement dated January 8, 2002 (Filed Herewith).



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9,  2002         ADELPHIA COMMUNICATIONS CORPORATION
                                       (Registrant)

                                       By:   /s/ Timothy J. Rigas
                                       ----------------------------------------
                                       Timothy J. Rigas
                                       Executive Vice President, Treasurer
                                       and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

99.01             Press Release dated January 9, 2002 (Filed Herewith).

99.02             Information Statement dated January 8, 2002 (Filed Herewith).